EXHIBIT 99.1

CIRCOR Reports Third-Quarter 2015 Financial Results

Burlington, MA - November 9, 2015 - CIRCOR International, Inc. (NYSE: CIR), a leading provider of valves and other highly engineered products for markets including oil & gas, power generation and aerospace & defense, today announced financial results for the third quarter ended October 4, 2015.

Third-Quarter 2015 Highlights

•	Revenues of approx. $160 million consistent with expectations

•	Adjusted EPS of $0.64

•	Cost control and restructuring actions continue to drive bottom-line performance

•	Closing Brazil manufacturing facility in line with margin improvement strategy

•	Energy adjusted operating margin at 15.4%

•	Aerospace & Defense adjusted operating margin at 9.1%

“CIRCOR delivered solid results for the third-quarter of 2015 as we demonstrated good progress on our margin expansion and simplification strategy,” said Scott Buckhout, President and Chief Executive Officer. “We delivered strong year-over-year sales growth in our long-cycle, large projects and control valve businesses. As expected, we continue to see significant weakness in our North American, short-cycle distributed valves business. On the Aerospace side, strength in our commercial fluid controls business was offset by lower sales of defense-related programs.”

“Today we are announcing the decision to close our manufacturing facility in Brazil as a result of the difficult economic conditions there and the ongoing challenges of Petrobras, our largest customer,” said Buckhout. “CIRCOR Brazil has reported substantial operating losses every year since it was acquired in 2011, while the underlying market conditions and outlook have continued to deteriorate.”

As a result of the closure of the Brazil manufacturing operation, the Company recorded a total of approximately $16.9 million of special charges, including $6.4 million of restructuring-related inventory charges, in the third quarter.

“Our top priority remains laying the foundation for long-term, above-market growth. We are improving delivery and quality while investing in sales, new product development and engineering. Going forward, we continue to focus on creating long-term value for shareholders by driving growth, expanding margins, generating strong free cash flow, and effectively deploying capital,” concluded Buckhout.

Fourth-Quarter 2015 Guidance
For the fourth quarter of 2015, the Company will provide its guidance during the conference call later today.

Conference Call Information
CIRCOR International will hold a conference call to review its financial results today, November 9, 2015, at 9:00 a.m. ET. To listen to the conference call and view the accompanying presentation slides, visit “Webcasts & Presentations” in the “Investors” portion of the CIRCOR website. The call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. The webcast will be archived for one year on the Company’s website.

Use of Non-GAAP Financial Measures
Adjusted net income, adjusted earnings per share (diluted), adjusted operating margin, and free cash flow are non-GAAP financial measures and are intended to serve as a complement to results provided in accordance with accounting principles generally accepted in the United States. CIRCOR believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in this news release.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR’s future performance, including the realization of cost reductions from restructuring activities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q AND 10-Q/A, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About CIRCOR International, Inc.
CIRCOR International, Inc. designs, manufactures and markets highly engineered products and sub-systems for markets including oil & gas, power generation and aerospace & defense. CIRCOR has a diversified product portfolio with recognized, market-leading brands that fulfill its customers’ unique application needs. The Company’s strategy is to grow organically and through complementary acquisitions; simplify CIRCOR’s operations; achieve world class operational excellence; and attract and retain top industry talent. For more information, visit the Company’s investor relations website at http://investors.circor.com.

Contact:
Rajeev Bhalla
Executive Vice President & Chief Financial Officer
CIRCOR International
(781) 270-1200

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF (LOSS) INCOME (in thousands, except per share data) UNAUDITED

	Three Months Ended		Nine Months Ended
	October 4, 2015	September 28, 2014	October 4, 2015	September 28, 2014
Net revenues	$159,258	$203,818	$492,023	$622,888
Cost of revenues	113,865	141,601	343,187	436,333
GROSS PROFIT	45,393	62,217	148,836	186,555
Selling, general and administrative expenses	38,143	41,873	119,344	129,370
Impairment charges	2,502	—	2,502	—
Special charges, net	8,277	478	13,098	578
OPERATING (LOSS) INCOME	(3,529)	19,866	13,892	56,607
Other expense (income):
Interest expense, net	828	436	2,274	2,245
Other (income) expense, net	(587)	419	(1,197)	(434)
TOTAL OTHER EXPENSE, NET	241	855	1,077	1,811
(LOSS) INCOME BEFORE INCOME TAXES	(3,770)	19,012	12,816	54,796
Provision for income taxes	4,308	4,337	10,109	13,565
NET (LOSS) INCOME	$(8,078)	$14,675	$2,707	$41,231
(Loss) Earnings per common share:
Basic	$(0.49)	$0.83	$0.16	$2.34
Diluted	$(0.49)	$0.83	$0.16	$2.32
Weighted average number of common shares outstanding:
Basic	16,485	17,675	16,989	17,654
Diluted	16,485	17,779	17,029	17,763
Dividends paid per common share	$0.0375	$0.0375	$0.1125	$0.1125

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) (UNAUDITED)

	Nine Months Ended
	October 4, 2015	September 28, 2014
OPERATING ACTIVITIES
Net income	$2,707	$41,231
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation	10,676	12,163
Amortization	6,742	2,367
Bad debt	2,832	948
Compensation expense of share-based plans	5,811	5,956
Tax effect of share-based plan compensation	(259)	(744)
Loss (gain) on sale of property, plant and equipment	478	(133)
Impairment charge	2,502	—
Gain on sale of business	(1,044)	—
Changes in operating assets and liabilities, net of effects of acquisition and disposition
Trade accounts receivable	8,118	(31,890)
Inventories	(17,452)	(159)
Prepaid expenses and other assets	(2,801)	(121)
Accounts payable, accrued expenses and other liabilities	(21,669)	14,953
Net cash (used in) provided by operating activities	(3,359)	44,571
INVESTING ACTIVITIES
Purchases of property, plant and equipment	(9,604)	(8,900)
Proceeds from the sale of property, plant and equipment	1,200	761
Proceeds from the sale of affiliate	2,759	177
Business acquisition, net of cash acquired	(79,983)	—
Net cash used in investing activities	(85,628)	(7,962)
FINANCING ACTIVITIES
Proceeds from long-term debt	241,619	109,104
Payments of long-term debt	(141,830)	(125,140)
Debt issuance costs	—	(920)
Dividends paid	(1,937)	(2,011)
Proceeds from the exercise of stock options	259	420
Tax effect of share-based plan compensation	259	744
Purchases of common stock	(69,517)	—
Net cash provided by (used in) financing activities	28,853	(17,803)
Effect of exchange rate changes on cash and cash equivalents	(7,416)	(6,406)
(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(67,550)	12,400
Cash and cash equivalents at beginning of year	121,372	102,180
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$53,822	$114,580

CIRCOR INTERNATIONAL, INC. CONSOLIDATED BALANCE SHEETS (in thousands)

	October 4, 2015	December 31, 2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$53,822	$121,372
Trade accounts receivable, less allowance for doubtful accounts of $9,342 and $9,536, respectively	143,601	156,738
Inventories	198,560	183,434
Prepaid expenses and other current assets	15,984	21,626
Deferred income taxes	22,114	22,861
Total Current Assets	434,081	506,031
PROPERTY, PLANT AND EQUIPMENT, NET	88,242	96,212
OTHER ASSETS:
Goodwill	121,357	72,430
Intangibles, net	53,248	26,887
Deferred income taxes	14,585	19,048
Other assets	2,848	4,114
TOTAL ASSETS	$714,361	$724,722
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$66,764	$87,112
Accrued expenses and other current liabilities	65,097	65,223
Accrued compensation and benefits	18,586	24,728
Notes payable and current portion of long-term debt	5,668	8,423
Total Current Liabilities	156,115	185,486
LONG-TERM DEBT, NET OF CURRENT PORTION	105,431	5,261
DEFERRED INCOME TAXES	16,490	7,771
OTHER NON-CURRENT LIABILITIES	28,346	32,111
SHAREHOLDERS’ EQUITY:
Common stock	177	177
Additional paid-in capital	283,213	277,227
Retained earnings	251,409	250,635
Common treasury stock	(69,517)	—
Accumulated other comprehensive loss, net of taxes	(57,303)	(33,946)
Total Shareholders’ Equity	407,979	494,093
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$714,361	$724,721

CIRCOR INTERNATIONAL, INC. SUMMARY OF ORDERS AND BACKLOG (in millions) UNAUDITED

	Three Months Ended		Nine Months Ended
	October 4, 2015	September 28, 2014	October 4, 2015	September 28, 2014
ORDERS (1)(3)
Energy	$94.2	$187.3	$348.7	$483.4
Aerospace & Defense	34.3	41.5	103.9	118.9
Total orders	$128.5	$228.8	$452.6	$602.3

BACKLOG (2)(3)	October 4, 2015	September 28, 2014
Energy (4)	$210.5	$304.5
Aerospace & Defense (5)	94.1	125.8
Total backlog	$304.6	$430.3

Note 1: Orders do not include the foreign exchange impact due to the re-measurement of customer order backlog amounts denominated in foreign currencies.
Note 2: Backlog includes unshipped customer orders.
Note 3: Three and nine months ended September 28, 2014 orders and backlog amounts exclude business divestitures in both the Energy and Aerospace & Defense segments.
Note 4: Energy backlog was reduced by $10.0 million due to certain customer order cancellations during the fourth quarter of 2014 and third quarter of 2015. These orders were initially recorded in prior years.

Note 5: Aerospace & Defense reduced backlog in the fourth quarter of 2014 by $13.5 million associated with a business divestiture and change in policy.

CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands, except percentages) UNAUDITED

	2014					2015
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
NET REVENUES
Energy	$162,587	$160,580	$157,658	$172,432	$653,257	$127,586	$127,230	$122,905	$377,721
Aerospace & Defense	48,599	47,304	46,160	46,126	188,189	38,274	39,676	36,353	114,303
Total	$211,186	$207,884	$203,818	$218,558	$841,446	$165,860	$166,906	$159,258	$492,023
ADJUSTED OPERATING MARGIN
Energy	13.8%	14.6%	16.9%	14.3%	14.9%	13.2%	11.4%	15.4%	13.3%
Aerospace & Defense	9.1%	7.1%	5.0%	5.3%	6.6%	8.0%	8.8%	9.1%	8.6%
Segment operating margin	12.7%	12.9%	14.2%	12.4%	13.0%	12.0%	10.8%	14.0%	12.2%
Corporate expenses	(3.4)%	(2.2)%	(2.8)%	(2.7)%	(2.8)%	(3.6)%	(3.3)%	(3.8)%	(3.6)%
Adjusted operating margin	9.4%	10.7%	11.4%	9.6%	10.2%	8.3%	7.5%	10.1%	8.6%
Restructuring related inventory charges	—%	2.5%	1.4%	—%	0.9%	—%	1.2%	4.0%	1.7%
Impairment charges	—%	—%	—%	0.3%	0.1%	—%	—%	1.6%	0.5%
Special restructuring charges	0.4%	0.6%	0.2%	1.2%	0.6%	0.9%	1.9%	0.2%	1.0%
Special acquisition amortization	—%	—%	—%	—%	—%	—%	1.3%	1.6%	0.9%
Special other charges, net of recoveries	(0.9)%	—%	—%	4.3%	0.9%	—%	0.1%	5.0%	1.6%
Total GAAP operating margin	9.9%	7.6%	9.7%	3.7%	7.7%	7.4%	3.0%	(2.2)%	2.8%

CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands, except earnings per share and percentages) UNAUDITED

	2014					2015
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
ADJUSTED OPERATING INCOME
Energy	$22,462	$23,502	$26,577	$24,575	$97,117	$16,831	$14,499	$18,932	$50,262
Aerospace & Defense	4,426	3,362	2,295	2,425	12,508	3,045	3,494	3,298	9,837
Segment operating income	26,888	26,864	28,872	27,000	109,625	19,876	17,993	22,230	60,099
Corporate expenses	(7,137)	(4,634)	(5,678)	(5,965)	(23,415)	(6,034)	(5,477)	(6,078)	(17,589)
Adjusted operating income	19,750	22,231	23,194	21,035	86,210	13,842	12,516	16,152	42,510
Restructuring related inventory charges	—	5,139	2,850	—	7,989	—	2,005	6,412	8,417
Impairment charges	—	—	—	726	726	—	—	2,502	2,502
Special restructuring charges	786	1,257	478	2,725	5,246	1,512	3,127	342	4,981
Special acquisition amortization	—	—	—	—	—	—	2,110	2,490	4,600
Special other charges, net of recoveries	(1,943)	—	—	9,434	7,491	(1)	183	7,935	8,117
Total GAAP operating income (loss)	20,907	15,835	19,866	8,150	64,757	12,331	5,090	(3,529)	13,892
INTEREST EXPENSE, NET	(918)	(891)	(436)	(407)	(2,652)	(640)	(805)	(828)	(2,274)
OTHER INCOME (EXPENSE), NET	468	384	(419)	722	1,156	506	104	587	1,197
PRETAX INCOME (LOSS)	20,457	15,328	19,012	8,465	63,261	12,197	4,389	(3,770)	12,816
(PROVISION FOR) BENEFIT FROM INCOME TAXES	(5,825)	(3,402)	(4,337)	690	(12,875)	(3,284)	(2,517)	(4,308)	(10,109)
EFFECTIVE TAX RATE	28.5%	22.2%	22.8%	(8.2)%	20.4%	26.9%	57.3%	(114.3)%	78.9%
NET INCOME (LOSS)	$14,632	$11,926	$14,675	$9,155	$50,386	$8,913	$1,872	$(8,078)	$2,707
Weighted Average Common Shares Outstanding (Diluted)	17,741	17,767	17,779	17,782	17,768	17,712	16,900	16,485	17,034
EARNINGS (LOSS) PER COMMON SHARE (Diluted)	$0.82	$0.67	$0.83	$0.51	$2.84	$0.50	$0.11	$(0.49)	$0.16
ADJUSTED EBITDA	$25,073	$27,536	$27,530	$26,789	$106,927	$18,580	$19,075	$23,582	$61,237
ADJUSTED EBITDA AS A % OF SALES	11.9%	13.2%	13.5%	12.3%	12.7%	11.2%	11.4%	14.8%	12.4%
CAPITAL EXPENDITURES	$2,670	$2,933	$3,297	$3,910	$12,810	$1,983	$3,584	$2,837	$8,404

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2014					2015
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
FREE CASH FLOW AS % OF NET INCOME	98%	62%	96%	243%	115%	(207)%	239%	(27)%	(435)%
FREE CASH FLOW	$14,387	$7,365	$14,015	$22,249	$58,016	$(18,415)	$4,483	$2,169	$(11,763)
ADD:
Capital Expenditures, net of sale proceeds	2,670	2,933	3,297	3,910	12,810	1,983	3,584	2,837	8,404
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$17,057	$10,298	$17,312	$26,159	$70,826	$(16,432)	$8,067	$5,006	$(3,359)
(CASH) NET DEBT	$(66,056)	$(72,982)	$(80,829)	$(107,688)	$(107,688)	$(66,337)	$59,051	$57,277	$57,277
ADD:
Cash & Cash Equivalents	122,189	116,421	114,671	121,372	121,372	103,883	55,027	53,822	53,822
TOTAL DEBT	$56,133	$43,439	$33,842	$13,684	$13,684	$37,546	$114,078	$111,099	$111,099
TOTAL SHAREHOLDERS' EQUITY	$492,601	$507,363	$508,035	$494,093	$494,093	$462,384	$421,070	$407,979	$407,979
DEBT AS % OF EQUITY	11%	9%	7%	3%	3%	8%	27%	27%	27%

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except earnings per share) UNAUDITED

	2014					2015
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
ADJUSTED OPERATING INCOME (LOSS)	$19,750	$22,230	$23,194	$21,035	$86,210	$13,842	$12,516	$16,152	$42,510
LESS:
Restructuring related inventory charges	—	5,139	2,850	—	7,989	—	2,005	6,412	8,417
Impairment charges	—	—	—	726	726	—	—	2,502	2,502
Special restructuring charges	786	1,257	478	2,725	5,246	1,512	3,127	342	4,981
Special acquisition amortization	—	—	—	—	—	—	2,110	2,490	4,600
Special other charges, net of recoveries	(1,943)	—	—	9,434	7,491	(1)	183	7,935	8,117
OPERATING INCOME (LOSS)	$20,907	$15,834	$19,866	$8,150	$64,757	$12,331	$5,090	$(3,529)	$13,892

ADJUSTED NET INCOME	$13,916	$16,090	$16,827	$19,188	$66,019	$9,845	$6,848	$10,635	$27,328
LESS:
Restructuring related inventory charges, net of tax	—	3,316	1,839	—	5,155	—	1,339	6,412	7,751
Impairment charges, net of tax	—	—	—	726	726	—	—	2,502	2,502
Special restructuring charges, net of tax	508	848	313	1,763	3,432	1,079	2,175	304	3,558
Special acquisition amortization, net of tax	—	—	—	—	—	—	1,409	1,587	2,996
Special other charges, net of recoveries, net of tax	(1,224)	—	—	7,544	6,320	(147)	53	7,908	7,814
NET INCOME (LOSS)	$14,632	$11,926	$14,675	$9,155	$50,386	$8,913	$1,872	$(8,078)	$2,707

ADJUSTED EARNINGS PER SHARE (Diluted)	$0.78	$0.91	$0.95	$1.08	$3.72	$0.56	$0.41	$0.64	$1.61
LESS:
Restructuring related inventory charges, net of tax	—	0.19	0.10	—	0.29	—	0.08	0.39	0.46
Impairment charges, net of tax	—	—	—	0.04	0.04	—	—	0.15	0.15
Special restructuring charges, net of tax	0.03	0.05	0.02	0.10	0.20	0.06	0.13	0.02	0.20
Special acquisition amortization, net of tax	—	—	—	—	—	—	0.08	0.10	0.17
Special other charges, net of recoveries, net of tax	(0.07)	—	—	0.42	0.35	—	—	0.47	0.47
EARNINGS (LOSS) PER COMMON SHARE (Diluted)	$0.82	$0.67	$0.83	$0.51	$2.84	$0.50	$0.11	$(0.49)	$0.16

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except earnings per share) UNAUDITED

	2014					2015
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
EBITDA	$26,230	$21,140	$24,202	$13,904	$85,475	$17,068	$11,650	$3,789	$32,507
LESS:
Interest expense, net	(918)	(891)	(436)	(407)	(2,652)	(640)	(805)	(828)	(2,273)
Depreciation	(4,069)	(4,116)	(3,978)	(4,283)	(16,446)	(3,521)	(3,629)	(3,526)	(10,676)
Amortization	(786)	(805)	(776)	(749)	(3,116)	(710)	(2,827)	(3,205)	(6,742)
(Provision for) benefit from income taxes	(5,825)	(3,402)	(4,337)	690	(12,875)	(3,284)	(2,517)	(4,308)	(10,109)
NET INCOME (LOSS)	$14,632	$11,926	$14,675	$9,155	$50,386	$8,913	$1,872	$(8,078)	$2,707
ADJUSTED EBITDA	$25,073	$27,536	$27,530	$26,789	$106,927	$18,580	$19,075	$23,470	$61,125
LESS:
Restructuring related inventory charges	—	(5,139)	(2,850)	—	(7,989)	—	(2,005)	(6,412)	(8,417)
Impairment charges	—	—	—	(726)	(726)	—	—	(2,502)	(2,502)
Special restructuring charges	(786)	(1,257)	(478)	(2,725)	(5,246)	(1,512)	(3,127)	(342)	(4,981)
Special acquisition amortization	—	—	—	—	—	—	(2,110)	(2,490)	(4,600)
Special other charges, net of recoveries	1,943	—	—	(9,434)	(7,491)	1	(183)	(7,935)	(8,117)
Interest expense, net	(918)	(891)	(436)	(407)	(2,652)	(641)	(805)	(828)	(2,274)
Depreciation	(4,069)	(4,116)	(3,978)	(4,283)	(16,446)	(3,521)	(3,629)	(3,526)	(10,676)
Amortization	(786)	(805)	(776)	(749)	(3,116)	(710)	(2,827)	(3,205)	(6,742)
(Provision for) benefit from income taxes	(5,825)	(3,402)	(4,337)	690	(12,875)	(3,284)	(2,517)	(4,308)	(10,109)
NET INCOME (LOSS)	$14,632	$11,926	$14,675	$9,155	$50,386	$8,913	$1,872	$(8,078)	$2,707

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except per share data) UNAUDITED

	2014
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
NET REVENUES EXCLUDING DIVESTITURES	$198,204	$194,349	$189,705	$207,970	$790,228
ADD:
Energy divestiture	10,554	10,037	10,667	8,465	39,723
Aerospace & Defense divestiture	2,428	3,498	3,446	2,123	11,495
NET REVENUES	$211,186	$207,884	$203,818	$218,558	$841,446
ADJUSTED EARNINGS PER SHARE EXCLUDING DIVESTITURES (Diluted)	0.79	0.88	0.89	1.05	3.61
ADD:
Divestitures	(0.01)	0.03	0.06	0.03	0.11
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.78	$0.91	$0.95	$1.08	$3.72